UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2008

United Therapeutics Corporation

(Exact Name of Registrant as Specified in the Charter)

Delaware	000-26301	52-1984749
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)
or organization)

1110 Spring Street Silver Spring, MD		20910
(Address of principal executive offices)		(Zip Code)

(301) 608-9292

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On November 26, 2008, United Therapeutics Corporation (the “Company”) commenced an exchange offer with respect to certain outstanding options to purchase shares of the Company’s common stock that have an exercise price per share greater than $65.00 (the “Offer”). The Company has filed with the Securities and Exchange Commission (the “Commission”) a Schedule TO containing the terms and conditions of the Offer. The Offer expired at 5:00 p.m., New York City time, on Friday, December 26, 2008.  The Company reported the results of the Offer in an amendment to its Schedule TO filed with the Commission on December 31, 2008.

Options were exchanged in the Offer by the Company’s executive officers as follows:

Dr. Martine Rothblatt, the Company’s Chairman and Chief Executive Officer, exchanged options to purchase 582,607 shares of the Company’s common stock, out of an aggregate 909,434 shares subject to options held by Dr. Rothblatt that were eligible for exchange.

Dr. Roger Jeffs, the Company’s President and Chief Operating Officer, exchanged options to purchase 167,125 shares of the Company’s common stock, representing all of his options eligible for exchange.

Mr. Paul Mahon, the Company’s Executive Vice President, Strategic Planning and General Counsel, exchanged options to purchase 144,475 shares of the Company’s common stock, representing all of his options eligible for exchange.

These option exchanges have been reported by the executive officers on Forms 4 filed on December 30, 2008.

All of the replacement options were issued on December 26, 2008, and have an exercise price of $61.50 per share, representing the closing price of the Company’s common stock, as reported on the NASDAQ Global Select Market, on December 26, 2008.  Any replacement options granted in exchange for vested options are subject to a one-year vesting schedule.  Any replacement options granted in exchange for unvested options are subject to the vesting schedule of the original unvested options.  All replacement options were granted under the Company’s Amended and Restated Equity Incentive Plan and, other than the changes described herein, have terms and conditions identical to those contained in the corresponding original option grants.

Item 9.01. Financial Statements and Exhibits

 (d)  Exhibits

Exhibit No.	Description of Exhibit
99.1	United Therapeutics Corporation Notice of Grant, incorporated by reference to Exhibit (d)(4) of the Company’s Tender Offer Statement filed on Schedule TO on November 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

(Registrant)

Dated: December 31, 2008	By:	/s/ PAUL A. MAHON
	Name:	Paul A. Mahon
	Title:	General Counsel